               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  Form 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                             April 22, 2003



                      MATTHEWS INTERNATIONAL CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Pennsylvania             0-9115 and 0-24494         25-0644320
   ----------------------------     ------------------        ------------
   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)              File Numbers)       Identification No.)



   Two NorthShore Center, Pittsburgh, PA                       15212-5851
  ----------------------------------------                     ----------
  (Address of principal executive offices)                     (Zip Code)



  Registrant's telephone number, including area code:       (412) 442-8200
                                                            --------------

Item 9.  Regulation FD Disclosure

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

On April 22, 2003, Matthews International Corporation issued a press release announcing its earnings for the second fiscal quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MATTHEWS INTERNATIONAL CORPORATION
                                                      (Registrant)


                                       By  Edward J. Boyle
                                           ----------------------------------
                                           Edward J. Boyle
                                           Chief Financial Officer,
                                            Secretary and Treasurer




Date: April 25, 2003

              MATTHEWS INTERNATIONAL CORPORATION AND SUBSIDIARIES
                                   EXHIBITS
                                    INDEX
                                  ----------


The following Exhibit to this report is filed herewith.



     Exhibit
       No.        Description
     -------      -----------
      99.1        Press release, dated April 22, 2003, issued by
      Matthews International Corporation.